SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K/A

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 7, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                    MEGAMEDIA NETWORKS, INC.
     (Exact Name of Registrant as Specified in its Charter)

        Delaware                      0-26801                 87-0633630
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                       57 West Pine Street
                       Orlando, Florida 32801
               (Address of Principal Executive Offices)

                           407-245-3636
                   Registrant's Telephone Number

                    AMALGAMATED ENTERTAINMENT, INC.
                      5525 South 900 East, #110
                      Salt Lake City, UT 84117
                       ----------------------
        (Former Name and Address of Principal Executive Offices)


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

                     MEGAMEDIA NETWORKS, INC.
                  (A Development Stage Company)


                       FINANCIAL STATEMENTS

(With The Accompanying Independent Accountants' Compilation Report)

             For The Period Ended September 30, 1999

                     MEGAMEDIA NETWORKS, INC.
                  (A DEVELOPMENT STAGE COMPANY)
                          BALANCE SHEET
                        September 30, 1999
                              ASSETS
CURRENT ASSETS
 Cash                                                     $        40,942
 Prepaid expenses                                                  10,196

         Total current assets                                      51,138

PREPAID EXPENSES                                                   14,584

EQUIPMENT, net of accumulated depreciation                        108,346

DEPOSITS                                                            8,642

         Total assets                                     $       182,710


              LIABILITIES AND STOCKHOLDERS' DEFICIT


CURRENT LIABILITIES
 Accounts payable                                         $        32,283
 Convertible debt                                                 425,000

         Total current liabilities                                457,283

STOCKHOLDERS' DEFICIT:
 Common stock, $.01 par value, 10,000 shares authorized,
   7,500 shares issued and outstanding                                 75
 Paid-in capital                                                   74,925
 Deficit accumulated during the development stage                (349,573)

         Total stockholders' deficit                             (274,573)

         Total liabilities and stockholders' deficit      $       182,710

                     MEGAMEDIA NETWORKS, INC.
                  (A DEVELOPMENT STAGE COMPANY)
                     STATEMENT OF OPERATIONS
Period From May 27, 1999 (Date of Inception), To September 30, 1999

REVENUES $

EXPENSES:
 Advertising                                                        1,508
 Automobile                                                         1,419
 Depreciation                                                       1,527
 Dues and subscriptions                                             1,454
 Employee leasing                                                 140,850
 Equipment rentals                                                  6,892
 Insurance                                                          6,406
 Licenses and permits                                               2,900
 Marketing                                                          3,984
 Miscellaneous                                                      4,521
 Office                                                             7,443
 Parking and tolls                                                  3,085
 Postage                                                              683
 Professional development                                          16,154
 Professional fees                                                 60,246
 Rent                                                              23,520
 Repairs and maintenance                                            7,139
 Supplies                                                           9,803
 Telephone                                                         11,951
 Travel                                                            36,703
 Utilities                                                          1,385

         Total expenses                                           349,573

LOSS BEFORE INCOME TAXES                                         (349,573)

INCOME TAXES

NET LOSS                                                       $ (349,573)

                    MEGAMEDIA NETWORKS, INC.
                  (A DEVELOPMENT STAGE COMPANY)
                STATEMENT OF STOCKHOLDERS' DEFICIT
Period From May 27, 1999 (Date of Inception), To September 30, 1999
                                                   Deficit
                                                 Accumulated
                                                   During the      Total
                                 Common  Paid-in Development     Stockholders'
                                  Stock  Capital     Stage         Deficit
BALANCE - May 27, 1999         $         $         $            $

Issuance of common stock            75    74,925                   75,000

Net loss                                           (349,573)     (349,573)

BALANCE - September 30 , 1999  $    75   $74,925  $(349,573)   $ (274,573)

                     MEGAMEDIA NETWORKS, INC.
                  (A DEVELOPMENT STAGE COMPANY)
                     STATEMENT OF CASH FLOWS
Period From May 27, 1999 (Date of Inception), To September 30, 1999
CASH FLOWS FROM OPERATING ACTIVITIES:
 Cash paid to suppliers                                   $      (265,543)

CASH FLOWS FROM INVESTING ACTIVITIES:
 Acquisition of equipment                                        (109,873)
 Payments of security deposits                                     (8,642)

         Net cash flows from investing activities                (118,515)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuance of convertible debt                       425,000

         Net cash flows from financing activities                 425,000

NET CHANGE IN CASH AND CASH EQUIVALENTS                            40,942

CASH AND CASH EQUIVALENTS - Beginning of period

CASH AND CASH EQUIVALENTS - End of period                 $        40,942


RECONCILIATION OF NET LOSS TO NET CASH FLOWS
  FROM OPERATING ACTIVITIES:
 Net loss                                                 $      (349,573)
    Adjustments to reconcile net loss to net cash flows from operating activities:
    Depreciation                                                    1,527
    Noncash professional fees                                      75,000
    Change in prepaid expenses                                    (24,780)
    Change in accounts payable                                     32,283

NET CASH FLOWS FROM OPERATING ACTIVITIES                  $      (265,543)

NONCASH FINANCING ACTIVITIES:

 During the period from May 27, 1999 (date of inception) to September 30, 1999, the Company issued 7,500 shares of common stock in exchange for professional services received valued at $75,000.

                     MEGAMEDIA NETWORKS, INC.
                  (A DEVELOPMENT STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
                        September 30, 1999

NOTE A - NATURE OF OPERATIONS

     MegaMedia Networks, Inc. is a Nevada corporation headquartered in Orlando, Florida. The Company provides users of the internet with an online environment for purchasing specialized on-demand or live pay-per-view events, music, videos, concerts and services.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Development stage operations: The Company was incorporated May 27, 1999. Operations to date have been devoted primarily to raising capital, obtaining financing, establishing supplier affiliations and strategic alliance arrangements, establishing the corporate headquarters, and administrative functions. The Company also expects to merge with an existing public company before November 1, 1999.

     Cash and cash equivalents: For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

     Equipment: Equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

     Deferred income taxes: Deferred income taxes result from the tax effects of net operating loss carryforwards. A valuation allowance of $118,855 has been provided for the deferred tax asset balance based on the Company's assessment of the likelihood of realization.

     Use of estimates: Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported revenues and expenses.

     Advertising costs:  Advertising costs are expensed as incurred.


NOTE C - CONCENTRATION OF CREDIT RISK

     The Company maintains its cash in a bank account which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk related to cash.


NOTE D - PREPAID EXPENSES

     Prepaid expenses include $22,917 of costs paid to an internet traffic consolidator who is providing the Company with pre-qualified internet traffic. The costs of this agreement are being amortized using the straight-line method over 36 months, the term of this agreement.

                     MEGAMEDIA NETWORKS, INC.
                  (A DEVELOPMENT STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
                        September 30, 1999

NOTE E - EQUIPMENT

     Equipment consists of the following:

          Category                                                  Cost

  Office furniture and equipment                               $     3,231
  Computer equipment                                                31,642
  Software development in process                                   75,000

         Total equipment                                           109,873

  Less: Accumulated depreciation                                    (1,527)

         Net equipment                                         $   108,346

  At September 30, 1999, the Company is in the process of having an outside third party develop specialized computer software for the Company's internal use. The software is expected to cost approximately $180,000, of which $75,000 had been paid as of September 30, 1999.


NOTE F - CONVERTIBLE DEBT

  Convertible debt consists of loans payable to a corporation that are convertible into common stock of a publicly-held corporation which acquires at least a 51% interest in the Company. The $425,000 of loans payable will be converted into 212,500 shares of common stock of this publicly-held corporation. If the loans are not converted into common stock by November1, 1999, the loans will become due December 15, 1999 with interest on the principal amount due from the date the funds were received by the Company until repaid at an interest rate of 8% per annum.


NOTE G - COMMITMENTS AND CONTINGENCIES

  The Company is the lessee under operating lease agreements for its office facility, other premises and for certain furniture and equipment. Total lease expense under these leases amounted to approximately $30,400 for the period from May 27, 1999 (date of inception), to September 30, 1999. Future minimum lease payments under these operating leases as of September 30, 1999, are as follows:

           Year Ending
           September 30,

             2000                                             $77,115
             2001                                              75,143
             2002                                              40,799

NOTE H - SUBSEQUENT EVENT RELATED TO REORGANIZATION

  Subsequent to the balance sheet date, the Company expects to enter into an agreement and plan of reorganization with Amalgamated Entertainment, Inc. ("Amalgamated") a public company. Under this agreement Amalgamated shall acquire, and the Company's stockholders shall exchange, 100% of the outstanding common stock of the Company. The sole consideration for 100% interest in the Company shall be the exchange of 10,461,367 shares of $0.01 par value common stock of Amalgamated. In addition, prior to or simultaneously with the closing of this agreement, Amalgamated shall change its name to "MegaMedia Networks, Inc.".

                   MEGAMEDIA NETWORKS, INC.
                  (A DEVELOPMENT STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
                        September 30, 1999

NOTE I - SUBSEQUENT EVENT RELATED TO REISSUANCE OF REPORT

  Subsequent to originally issuing the accompanying financial statements, it was discovered that the 7,500 shares of common stock issued during the period from May 27, 1999 (date of inception) to September 30, 1999 were incorrectly valued. The accompanying financial statements have been restated to reflect the correct valuation of these shares at $75,000.

          (b)  Pro Forma Financial Information.

         None.

          Exhibits

         None.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MEGAMEDIA NETOWRKS, INC.

Date:                    By:
                         William A. Mobley,
                              President, Secretary and Director